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                                                                   EXHIBIT 23.01

                      CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-74907) of Autoweb.com, Inc. of our reports dated January 25, 2000 except for note 13 as to which the date is March 24,2000, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP

San Jose, California
March 28, 2000